Columbia Funds Institutional Trust
                   Supplement to the Prospectuses dated December 1, 2006

               CMG Core Bond Fund                   CMG Mid Cap Value Fund
            CMG Core Plus Bond Fund               CMG Large Cap Growth Fund
           CMG Government Bond Fund              CMG International Stock Fund
              CMG High Yield Fund                   CMG Small/Mid Cap Fund
          CMG Intermediate Bond Fund           CMG Enhanced S&P 500 Index Fund
         CMG International Bond Fund               CMG Large Cap Value Fund
  CMG Mortgage and Asset-Backed Securities Fund     CMG Mid Cap Growth Fund
           CMG Short Term Bond Fund                CMG Small Cap Value Fund
        CMG Ultra Short Term Bond Fund             CMG Small Cap Growth Fund
                                                   CMG Strategic Equity Fund

                        (Each a "Fund" and together the "Funds.")

1. For each Fund, paragraph five of the section of the prospectus entitled "Fund Policy on Trading of Fund Shares" is replaced in its entirety with the following:

         Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit does not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.












INT-47/137116-1107                                            November 14, 2007